EXHIBIT 32.2


          CERTIFICATION OF EXECUTIVE VICE PRESIDENT AND SECRETARY
                     PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Commerce Group Corp. (the "Company") on Form 10-Q for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward A. Machulak, Executive Vice President and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Edward A. Machulak
Date: January 26, 2004                 __________________________________
                                        Edward A. Machulak
                                        Executive Vice President
                                        and Secretary


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